Exhibit 10.10

LOCKUP AGREEMENT

THIS LOCKUP AGREEMENT (the “Agreement”) is made as of the 8th day of February, 2011, by [__________] (“Holder”) in connection with his ownership of shares of Ads In Motion, Inc., a Delaware corporation (the “Company”).  Capitalized terms not defined herein shall have the same meaning ascribed to such terms in that certain Securities Purchase Agreement dated as of the date hereof by and among the Company and the purchasers signatory thereto (the “Purchase Agreement”).

RECITALS

WHEREAS, the Company is offering (the “Offering”) Debentures in the aggregate principal amount of $4,000,000 and the Warrants.  The Debentures and the Warrants sold in the Offering will not be registered under the Securities Act in reliance upon an exemption(s) from securities registration afforded by the provisions of Section 4(2) and Rule 506 of Regulation D as promulgated by the Commission under the Securities Act;

WHEREAS, immediately following the closing of the Offering, Holder shall be the beneficial owner of [__________] shares of Common Stock; and

WHEREAS, as a condition to the Offering and as an inducement to the Purchasers to enter into the Purchase Agreement, Holder understands that the Purchasers have required, and the Company has agreed to obtain on behalf of the Purchasers an agreement from the Holder to refrain from selling any of the Lockup Shares, as defined below, for a period commencing on the closing date of the Offering (“Closing Date”) and ending on the date that is the earlier of (i) the date that is eighteen (18) months from the Closing Date; (ii) the date on which the Debentures have been converted and/or repaid in full (the “Restricted Period”).

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of which consideration are hereby acknowledged, Holder agrees as follows:

Section 1. Sale Restriction.

(a) Holder hereby agrees that during the Restriction Period, the Holder will not offer, pledge, sell, contract to sell, sell any option or contract to purchase, lend, transfer or otherwise dispose of any shares of Common Stock, Common Stock Equivalents or any options, warrants or other rights to purchase any other security of the Company which Holder owns or has a right to acquire as of the date hereof (collectively, the “Lockup Shares”), other than in connection with an offer made to all shareholders of the Company in connection with merger, consolidation or similar transaction involving the Company.  Holder further agrees that the Company is authorized to and the Company agrees to place “stop orders” on its books to prevent any transfer of the Lockup Shares held by Holder in violation of this Agreement.  The Company agrees not to allow to occur any transaction inconsistent with this Agreement.

(b) Any subsequent issuance to and/or acquisition by Holder of Common Stock, Common Stock Equivalents or any options, warrants or other rights to purchase any other security of the Company will be deemed to be “Lockup Shares” and will be subject to the provisions of this Agreement.

(c) Notwithstanding the foregoing restrictions on transfer, the Holder may, at any time and from time to time during the Restriction Period, transfer all or any portion of the Lockup Shares (i) as a bona fide gift or transfer by will or intestacy, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the Holder, provided that any such transfer shall not involve a disposition for value, (iii) any other Person that directly or indirectly, whether through one or more intermediaries or otherwise, controls or is controlled by or is under common control with the Holder; provided, that, in the case of any transfer described in clauses (i), (ii) or (iii), each donee or transferee agrees in writing to be bound by the terms and conditions contained herein in the same manner as such terms and conditions apply to the undersigned.  For purposes hereof, “immediate family” means any relationship by blood, marriage or adoption, not more remote than first cousin and “control” (including with correlative meanings “controlled by” and “under common control with”) of a Person means the power, direct or indirect, to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.  For purposes hereof, the Holder shall be deemed to control any of his or her immediate family members

Section 2. Miscellaneous.

(a) At any time, and from time to time, after the signing of this Agreement Holder will execute such additional instruments and take such action as may be reasonably requested by the Subscriber to carry out the intent and purposes of this Agreement.

(b) No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Holder and the Purchasers holding at least 67% in interest of the Debentures then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought.  No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(c) The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.   If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(e) The restrictions on transfer described in this Agreement are in addition to and cumulative with any other restrictions on transfer otherwise agreed to by the Holder or to which the Holder is subject to by applicable law.

(f) The Holder acknowledges that this Lockup Agreement is being entered into for the benefit of the Purchasers identified in the Purchase Agreement, may be enforced by the Purchasers and may not be amended without the consent of the Subscribers, which may be withheld for any reason.

(g) This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.  Neither the Company nor any Purchaser may assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser in the case of an assignment by the Company or by the Company with respect to a Purchaser.

(h) If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(i) This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

(Signature Pages Follow)

IN WITNESS WHEREOF, and intending to be legally bound hereby, Holder has executed this Agreement as of the day and year first above written.

Holder:

______________________________
Name:

Company:

ADS IN MOTION, INC.

By:         ______________________________
Name:      Jordan Glatt
Title:       President and Chief Executive Officer